Exhibit 10.17

SECOND AMENDMENT TO TRADEMARK LICENSE AGREEMENT

AND SETTLEMENT AGREEMENT

This Agreement is made the 31st day of March 1995, by and between Bally Entertainment Corporation (“Bally”), and Bally Gaming International, Inc. and Bally Gaming, Inc. (collectively, “BGI”).

W I T N E S S E T H

WHEREAS, Bally has instituted an action against BGI in the United States District Court, District of New Jersey, for: (1) violation of the Federal Trademark and Unfair Competition Laws of the United States, 15 U.S.C. $ 1051 et seg., and (2) violation of state unfair competition laws; and

WHEREAS, the United States District Court, District of New Jersey, by Order dated March 29, 1995, has enjoined BGI, and their officers, agents, servants, employees, attorneys, and those persons in active concert or participation with them who receive actual notice, and those persons acting on their behalf, form (1) selling and distributing machines, parts and any other items it manufactures, distributes or sells bearing the “Bally” tradename and/or “BALLY” trademarks; and (2) distributing any promotional, printed or documentary materials of any nature containing the “Bally” tradename and/or “BALLY” trademarks; and

WHEREAS, the parties have agreed to resolve and settle Bally’s claims against BGI on certain terms and conditions as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.             The Amended and Restated Trademark License Agreement dated July 5, 1992 shall continue in full force and effect, subject to the addition of the following provisions, which are hereby deemed to be made a part of the Amended and Restated Trademark License Agreement as if set forth in full therein and said Amended and Restated Trademark License Agreement is annexed hereto and made a part hereof.

2.             BGI shall rebate to Bally $250.00 for each slot machine Bally or any of its subsidiaries or affiliates purchases or commits to purchase from BGI for use in any one of the following Bally casinos:  Bally’s Park Place, The Grand, Balle of Orleans, Bally’s Las Vegas, and the dockside casino in Mississippi, for a period of two (2) years from the date of this Agreement, including the 464 slot machines currently on order for use by Balle of Orleans, the 36 slot machines currently on order for use by Bally’s Las Vegas, the 29 slot machines currently on order for use by The Grand, and the 16 slot machines currently on order for use by Bally’s Park Place.

3.             BGI shall also rebate to Bally $250.00 for each slot machine Bally or any of its subsidiaries or affiliates purchases or commits to purchase from BGI for use in the next three casinos to be opened by Bally, for a period ending with respect to each such casino two (2) years after the date each such casino opens for business.

4.             The purchase price for each slot machine Bally, or its subsidiaries or affiliates, purchase or commit to purchase pursuant to this Agreement, shall be the regular price at which the alot machines they purchase or commit to purchase have been sold or offered for sale by BGI to similarly situated customers within the 12-month period prior to Bally’s or its subsidiaries’ or affiliates’ purchases or commitments to purchase, without reference to the $250.00 rebate provided for herein.

5.             Simultaneously with the execution and delivery of this Agreement, BGI shall execute and deliver to Bally a Release identical in form and content to the Release attached hereto as Exhibit C.

6.             Simultaneously with the execution and delivery of this Agreement, Bally shall execute and deliver to BGI a Release identical in form and content to the Release attached hereto as Exhibit D.

7.             This Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the conflicts of law principles thereof.

8.             Any legal proceedings initiated in connection with this Agreement shall be brought solely before the state or federal courts, or administrative tribunals, within the State of New Jersey.

9.             This Agreement may be executed in counterparts, each of which will be deemed to be an original and all of which together constitute the same agreement.

10.           This Agreement and the exhibits hereto are binding upon and enforceable against BGI, Bally, and their respective shareholders, directors, officers, subsidiaries, affiliates, successors, assigns, agents, representatives, and employees.

11.           BGI shall pay additional royalties to Bally as follows:

(a)           With respect to BGI’s sale of gaming machines, commencing on the date hereof, BGI shall pay Bally gaming $25.00 per machine for the first 20,000 gaming machines (as such machines are defined and described in paragraph 1 Grant of License in the Amended and Restated Trademark License Agreement) sold or leased by BGI for each 12-month period from the date hereof.  For all gaming machines sold or all gaming machines sold or leased during, said 12-month period in excess of 20,000, $30.00 per machine shall be paid by BGI to Bally.

(b)           The royalty payments shall be paid on the fifteenth day following each quarter of each year of the term of this Agreement for the gaming machines sold or leased in that quarter.  Thirty days after the end of each year, an accounting shall be provided by BGI to Bally, signed by the Chief Financial Officer of BGI, certifying the total number of machines sold or leased in that year so that the parties can determine if the aforesaid royalties have been fully, properly and promptly paid.

(c)           The minimum royalties for each 12-month period during the term of this Agreement or any extension thereof shall be $500,000.

12.           This Agreement shall continue in full force and effect for at least five years from the date hereof, at which time it may be terminated by BGI upon six months prior written notice to Bally, by sending such notice to Bally’s Chief Financial Officer, via certified mail, return receipt requested, to Bally’s Chief Financial officer, 8700 West Bryn Mawr, Chicago, Illinois 60631.  If BGI fails to timely serve such notice as aforesaid upon Bally, then the Amended and Restated Trademark License Agreement dated July 8, 1992, and this amendment thereto, shall continue in full force and effect for an additional period of 12 months, and thereafter continue for successive 12-month periods unless written notice as aforesaid is timely received six months prior to the end of said 12 month period

13.           Payments overdue more than 15 days shall be subject to a late payment charge calculated at an annual rate of three percent (3%) over the prime rate (as posted by Chemical Bank) during delinquency.

14.           As used herein and in Paragraph 9 of the amended and Restated Trademark License Agreement, “subsidiaries or affiliates” of BGI shall include only wholly-owned subsidiaries or affiliates of BGI.

15.           BGI shall not use the Mark or any part or variation thereof as part of any name or mark likely to be similar or confusingly similar to the Mark, without the prior written consent of Bally.

16.           BGI agrees that any and all rights that may be acquired by the use of the Mark by BGI shall inure to the sole benefit of Bally.

17.           The “Mark” for purposes of this Agreement shall mean the “Bally” name and the “BALLY” trademarks, and service marks and registrations thereof listed on Schedule A.

18.           BGI agrees that the nature and quality of all services rendered by BGI in connection with the Mark; all goods sold by BGI under the Mark; and all related advertising, promotional and other related uses of the Mark by BGI shall conform to standards set by and be under the control of Bally.

19.           BGI agrees to cooperate with Bally in facilitating Bally’s control of such nature and quality, to permit reasonable inspection of BGI’s operation, and to supply Bally with specimens of all uses of the Mark upon request.

20.           BGI agrees to use the Mark only in the form and with appropriate legends as prescribed from time to time by Bally.

21.           BGI shall pay Bally its legal fees in the amount of not more than $150,000, by check payable to the law firm Sills Cummis Zuckerman Radin Tischman Epstein & Gross, P.A., within five (5) days of the date hereof.

ATTEST	BALLY GAMING INTERNATIONAL, INC.

	By:	/s/ Neil E. Jenkins
Neil E. Jenkins

ATTEST	BALLY GAMING, INC.

	By:	/s/ Neil E. Jenkins
Neil E. Jenkins

ATTEST	BALLY ENTERTAINMENT CORPORATION

	By:	/s/ Carol S. DePaul
Carol S. DePaul

Dated: March 31, 1995

Exhibit A

EXHIBIT A

SCHEDULE OF TRADEMARKS

A.	TRADEMARK:	BALLY Stylized Letters

	REGISTRATION NUMBER:	505,218

	REGISTRATION DATE:	December 28, 1948

	INTL CLASS:	28 (Toys & Sporting Goods)

	GOODS/SERVICES:	BALL ROLLING GAMES HAVING A BOARD AND BALLS

B	TRADEMARK:	BALLY Stylized Letters

	REGISTRATION NUMBER:	1,012,119

	REGISTRATION DATE:	June 3, 1975

	INTL CLASS:	9 (Electrical & Scientific Apparatus)

	GOODS/SERVICES:	RELAYS, STEPPING MECHANISMS, STEEPING SWITCHES, AND ELECTRICAL CONTROL UNITS EMPLOYING ELECTROMAGNETS AND SOLENOIDS

C.	TRADEMARK:	BALLY SYSTEM 5000 and Design

	REGISTRATION NUMBER:	1,547,119

	REGISTRATION DATE:	July 11, 1989

	INTL CLASS:	9 (Electrical & Scientific Apparatus)

	GOODS/SERVICES:	AUTOMATIC SLOT MACHINES

D.	TRADEMARK/SERVICEMARK:	BALLY

	REGISTRATION NUMBER:	1,552,562

	REGISTRATION DATE:	August 22, 1989

	INTL CLASS:	9 (Electrical & Scientific Apparatus) 28(Toys & Sporting Goods) 41 (Education & Entertainment Services) 42 (Miscellaneous Service Marks)

GOODS/SERVICES:

(INT. CL. 9) ELECTRICAL APPARATUS FOR TESTING VIDEO GAMES AND FOR ALTERING OR CONVERTING VIDEO GAMES; GAMING EQUIPMENT, NAMELY SLOT MACHINES, VIDEO POKER MACHINES AND VIDEO SLOT MACHINES; LOTTERY TERMINALS AND LOTTERY TICKET DISPENSING APPARATUS (INT. CL. 28) VIDEO GAMES AND VIDEO GAME SYSTEMS. NAMELY, EQUIPMENT FOR PLAYING A VIDEO GAME AND MATING CARTRIDGES/PROVIDING COMPUTERIZED GAME DATA TO THE EQUIPMENT; EXERCISE EQUIPMENT, NAMELY, EXERCISE CYCLES, ROWING MACHINES AND WEIGHT MACHINES (INT. CL. 41) HEALTH CLUB AND FITNESS CLUB SERVICES (INT. CL. 42) HOTEL SERVICES

E.	TRADEMARK:	BALLY Stylized letters

	REGISTRATION NUMBER:	1,646,697

	REGISTRATION DATE:	June 4, 1991

	INTL CLASS:	9 (Electrical & Scientific Apparatus) 28 (Toys & Sporting Goods)

GOODS/SERVICES:

(INT. CL. 9) ELECTRICAL APPARATUS FOR TESTING VIDEO GAMES AND FOR ALTERING OR CONVERTING VIDEO GAMES; GAMING EQUIPMENT, NAMELY SLOT MACHINES, VIDEO POKER MACHINES AND VIDEO SLOT MACHINES; COMPUTER PROGRAMS AND INSTRUCTIONAL MANUALS SOLD AS A UNIT FOR GAMING EQUIPMENT, GAMING INFORMATION SYSTEMS AND ELECTRONIC EXERCISE EQUIPMENT; ELECTRONIC GAMING INFORMATION SYSTEMS COMPRISING COMPUTERS AND INTERFACES CONNECTED TO GAMING MACHINES; LOTTERY TERMINALS AND LOTTERY TICKET DISPENSING APPARATUS (INT. CL. 28) VIDEO GAMES AND VIDEO GAME; SYSTEMS, NAMELY. EQUIPMENT FOR PLAYING A VIDEO GAME AND MATING CARTRIDGES PROVIDING COMPUTERIZED GAME DATA TO THE EQUIPMENT; EXERCISE EQUIPMENT, NAMELY, EXERCISE CYCLES, ROWING MACHINES, STAIR CLIMBING MACHINES AND WEIGHT MACHINES

F.	TRADEMARK:	BALLY CAJUN

	REGISTRATION NUMBER:	1,792,139

	REGISTRATION DATE:	September 7, 1993

	INTL CLASS:	9 (Electrical & Scientific Apparatus)

	GOODS/SERVICES:	ELECTRONIC VIDEO LOTTERY TERMINALS

G.	TRADEMARK:	BALLY MARDI GRAS

	REGISTRATION NUMBER:	1,806,687

	REGISTRATION DATE:	November 23, 1993

	INTL CLASS:	9 (Electrical & Scientific Apparatus)

	GOODS/SERVICES:	ELECTRONIC VIDEO LOTTERY TERMINALS

H.	TRADEMARK:	BALLY MAVERICK

	REGISTRATION NUMBER:	1,816,368

	REGISTRATION DATE:	January 11, 1994

	INTL CLASS:	9 (Electrical & Scientific Apparatus)

	GOODS/SERVICES:	ELECTRONIC VIDEO LOTTERY TERMINALS

L.	TRADEMARK:	BALLY GAMING Stylized Letters

	REGISTRATION NUMBER:	1,820,490

	REGISTRATION DATE:	February 8, 1994

	INTL CLASS:	9 (Electrical & Scientific Apparatus)

	GOODS/SERVICES:	GAMING EQUIPMENT; NAMELY, SLOT MACHINES, VIDEO POKER MACHINES AND VIDEO SLOT MACHINES AND VIDEO LOTTERY TERMINALS

Exhibit B